UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2017

SIGMABROADBAND CO.
(Exact Name of Registrant as Specified in its Charter)

Georgia	333-191426	46-1289228
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2690 Cobb Parkway
Suite A5-284
Atlanta, Georgia 30080
(Address of principal executive offices) (Zip code)

 (800) 545-0100
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item - 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2017, Kelvin D. Smith tendered his resignation as the Chief Executive Officer, Chief Operating Officer, and Executive Vice President of Business Affairs for SigmaBroadband Co. (the “Company”), and on May 10, 2017 the Company accepted the resignation. Mr. Smith’s decision to resign did not involve any disagreement with the Company, the Company's management or the Board of Directors.

On May 8, 2017, Timothy Valley tendered his resignation as the Chief Financial Officer of the Company, and on May 10, 2017 the Company accepted the resignation. Mr. Valley’s decision to resign did not involve any disagreement with the Company, the Company's management or the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date 11 May 2017	By:	/ s/ Jeffery A. Brown
Name Jeffery A. Brown
Title President, Secretary, Principal Executive Officer and Director